UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional materials

☐	Soliciting Material Pursuant To Rule 14a-11(c) or Rule 14a-12

SOUTHERN CALIFORNIA EDISON COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

COMPANY #
CONTROL #

Important Notice Regarding the Availability of Proxy Materials

for the Edison International (“EIX”) and Southern California Edison Company (“SCE”)

Annual Meeting to be Held on April 23, 2009

1.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.	The EIX and SCE Joint Proxy Statement for the annual meeting and the respective 2008 Annual Reports are available at www.edison.com/annualmeeting.

A complete set of proxy materials available to you on the Internet includes a letter from the Chairman of EIX, the EIX and SCE Notice of Annual Meeting of Shareholders, this Important Notice Regarding the Availability of Proxy Materials, the Joint Proxy Statement, and the EIX and SCE 2008 Annual Reports and proxy/voting instruction cards.

3.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2009 to facilitate timely delivery.

To request paper or e-mail copies of the proxy materials, please contact us via:

Internet – Visit www.ematerials.com/eix or www.ematerials.com/sce for Edison International and SCE, respectively, and follow the instructions to log in and order copies.

Telephone – Call toll-free at 1-866-697-9377 and follow the recorded instructions.

E-mail – Send us an e-mail at ep@ematerials.com with “EIX Materials Request” or “SCE Materials Request,” as applicable, in the subject line. The e-mail must include:

•	The 3-digit company # and the 11-digit control # located in the upper right hand corner of this Notice.

•	Your preference to receive printed materials via mail or to receive an e-mail with links to the electronic materials.

•	The e-mail address if you choose e-mail delivery.

•	The word “Permanent” in the e-mail if you would like this election to apply to delivery of material for all future meetings.

4.	You may vote your proxy on the Internet at www.eproxy.com/eix and www.eproxy.com/sce for EIX and SCE, respectively. Use the Internet to vote your proxy 24 hours a day, 7 days a week, through 9:00 p.m. Pacific Time on April 22, 2009, except for Edison 401(k) Savings Plan shareholders who must vote by 9:00 p.m. Pacific Time on April 21, 2009.

Please have this Notice available and follow the instructions to vote your proxy. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned a proxy/voting instruction card.

See Reverse for Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders

Thursday, April 23, 2009

9:00 a.m., Pacific Time

Hilton Los Angeles/San Gabriel Hotel

225 West Valley Blvd.

San Gabriel, California 91776

Directions to the 2009 EIX and SCE annual meeting are available in the Joint Proxy Statement,

which can be viewed at www.edison.com/annualmeeting.

Matters to be acted upon by EIX and SCE shareholders:

1.	Election of 11 Directors to the EIX Board and 12 Directors to the SCE Board, as named in the Joint Proxy Statement. The names of the Director nominees are as follows:

Vanessa C.L. Chang	Alan J. Fohrer*	James M. Rosser
France A. Córdova	Bradford M. Freeman	Richard T. Schlosberg, III
Theodore F. Craver, Jr.	Luis G. Nogales	Thomas C. Sutton
Charles B. Curtis	Ronald L. Olson	Brett White

*	Alan J. Fohrer is a Director nominee for the SCE Board only.

2.	Ratification of the appointment of the independent registered public accounting firm for 2009.

The EIX and SCE Boards of Directors recommend that you vote FOR Items 1 and 2.

Matters to be acted upon by EIX shareholders only:

3.	Management proposal to approve an amendment to the EIX 2007 Performance Incentive Plan.

The EIX Board of Directors recommends that you vote FOR Item 3.

4.	Shareholder proposal regarding Shareholder Say on Executive Pay.

The EIX Board of Directors recommends that you vote AGAINST Item 4.

Dated: March 13, 2009

For the Boards of Directors,

BARBARA E. MATHEWS
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary
Edison International
Southern California Edison Company

See Reverse for Important Notice Regarding the Availability of Proxy Materials

Southern California Edison Company

2009 Annual Meeting

Telephone Voting Script

Proposal by Proposal

1-800-560-1965

Speech 1	Welcome to the electronic voting system. Please have your proxy card available before voting. Please enter your three-digit company number located in the box in the upper right hand corner of the proxy card, followed by the # sign.

Speech 2	Please enter your 11-digit control number that is located in the box directly under your company number, followed by the # sign.

Speech 3	To vote as the Southern California Edison Company Board recommends on ALL proposals. To enter YES, Press 1; to enter NO, Press 2

System	If 1 is pressed – go to Speech 6
If 2 is pressed—go to Speech 4

Speech 4	Item 1: Election of directors. To vote for ALL nominees, Press 1; to WITHHOLD for ALL nominees - Press 2; To WITHHOLD for individual nominees - Press 3.

System	If 1 or 2 is pressed, go to Speech 5.
If 3 is pressed, go to Speech 4A.

Speech 4A	Please Press 1 when you hear the nominee you want to withhold for.

Vanessa C.L. Chang
France A. Córdova
Theodore F. Craver, Jr.
Charles B. Curtis
Alan J. Fohrer
Bradford M. Freeman
Luis G. Nogales
Ronald L. Olson
James M. Rosser
Richard T. Schlosberg, III
Thomas C. Sutton
Brett White

System	Name of each nominee is read.
If 1 is pressed after a name, go to Speech 4B

Speech 4B	To withhold your vote from another nominee, press 1. Or if you have finished voting on nominees, press 2.

System	If 1 is pressed, go to Speech 4A, system continues with the next nominee.
If 2 is pressed, go to Speech 5

Speech 5	Item 2:

To vote FOR – Press 1; AGAINST - Press 2; to ABSTAIN - Press 3.

Speech 6	Do you plan to attend the meeting? To enter YES, Press 1; to enter NO, Press 2.

System	If 1 was pressed for Speech 3, go to Summary A.
If 2 was pressed for Speech 3, go to Summary B.

Summary A	You have cast your vote as follows:

You have voted in the manner recommended by the Board of Directors.

System	Go to Closing

Summary B	You have cast your vote as follows:

Item 1 – You have voted for all nominees – You have voted to withhold your vote from all nominees – You have voted for all nominees except for <nominee name(s)>.

Item 2 – For, Against, Abstain

Item 3 – For, Against, Abstain

Item 4 – For, Against, Abstain

System	Go to Closing

Closing	Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to change your vote, or to vote another proxy, press 1. Otherwise, press 2.

System	If 1 was pressed, go to Speech 1.

If 2 was pressed, go to Closing A.

Closing A	Thank you for voting. Good bye.

Electronic Voting Site

Shareowner Name

Address Line

City, State Zip Line

Ownership

Please click on the Vote Now button to vote your card.

Unvoted Accounts:

Issue Name	Account	Registration
Share Source 1	123456	John Doe
Share Source 2

<Vote Now button to proceed to next page>

John Doe

4900 Main

Kansas City, MO 64112

The following online proxy/voting instruction card allows you to electronically authorize the voting of your shares. Your vote will not be authorized until you have clicked the Submit button. The items to be voted are explained in the Proxy Statement.

SOUTHERN CALIFORNIA EDISON COMPANY

2009 ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 23, 2009

9:00 a.m. Pacific Time

Hilton Los Angeles/San Gabriel Hotel

225 West Valley Blvd.

San Gabriel, California 91776

Annual Meeting — April 23, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THEODORE F. CRAVER, JR. and W. JAMES SCILACCI are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Southern California Edison Company to be held at the Hilton Los Angeles/San Gabriel Hotel, 225 West Valley Blvd., San Gabriel, California 91776, on April 23, 2009, at 9:00 a.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matters listed below.

The shares will be voted as indicated on this card. WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED FOR ITEMS 1 AND 2. In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

[ ] You may submit your vote as the Board of Directors recommends by checking this box and clicking on the submit button below.

1.	Election of directors:

[ ] Vote FOR all nominees (except as noted below)

[ ] Vote WITHHELD from all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, click on the box next to the nominee’s name below.)

[ ] 01 Vanessa C.L. Chang

[ ] 02 France A. Córdova

[ ] 03 Theodore F. Craver, Jr.

[ ] 04 Charles B. Curtis

[ ] 05 Alan J. Fohrer

[ ] 06 Bradford M. Freeman

[ ] 07 Luis G. Nogales

[ ] 08 Ronald L. Olson

[ ] 09 James M. Rosser

[ ] 10 Richard T. Schlosberg, III

[ ] 11 Thomas C. Sutton

[ ] 12 Brett White

2.	Ratification of the appointment of the independent registered public accounting firm for 2009.

[ ] For [ ] Against [ ] Abstain

If applicable, click the option box:

I plan to attend meeting [ ]

WHEN PROPERLY EXECUTED, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED AS DIRECTED.

If you are a joint owner of the shares being voted, by clicking the Submit button, you attest that all owners of such shares have consented to the authorization of this proxy.

If you are holding the shares being voted as an executor, administrator, trustee, guardian, or attorney-in-fact, or if you are a corporate officer, by clicking the Submit button, you attest that you have the authority to authorize this proxy.

After making your selections above, you may submit your vote by clicking on this Submit button.

<SUBMIT button to proceed to next page>

Your vote has been successfully recorded.

Summary

Please review your vote summary and keep a copy for your records. If you wish to change your vote click on the “Change Vote” button to return to the ballot page.

Voted Accounts

Issue Name	Account	Registration
Share Source 1	123456	John Doe
Share Source 2

This ballot has been cast as follows: <Date and Time> via INTERNET_EPROXY

<Review of proposals and voting displayed>

<Change Vote button to return to ballot page>

Protect yourself from fraud and identity theft. To learn more, go to our Fraud Information Center <link>

You may click “Close” to exit the session or “Vote Another Proxy.”

<Close button to close browser window and end session>

<Vote Another Proxy button to return to LOGIN page>

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2009 Annual Meeting of Shareholders

The Edison International and Southern California Edison Company (SCE)

2009 Annual Meeting of Shareholders will be held on Thursday, April 23, 2009 at 9:00 a.m.

Location:

Hilton Los Angeles/San Gabriel Hotel

225 West Valley Blvd

San Gabriel, CA 91776

In 2009, we are taking advantage of Securities and Exchange Commission rules allowing companies to provide proxy materials to shareholders via the Internet. These rules enable us to provide Edison International and SCE shareholders with the information they need to vote their shares, while lowering the delivery cost of the materials and reducing the environmental impact* of printing and mailing hard copies. Instead of receiving printed proxy materials, most shareholders will receive a notice in the mail, or via e-mail, with instructions on how to access the proxy materials and vote on the Internet.

Shareholders who prefer paper may request hard copies of proxy materials by clicking on the appropriate link below.

View the 2009 Proxy Materials

2008 Edison International Annual Report PDF

2008 SCE Annual Report PDF

2009 Joint Proxy Statement PDF

Additional Proxy Materials

Edison International Proxy/Voting Instruction Card

SCE Proxy/Voting Instruction Card

Important Notice Regarding the Availability of Proxy Materials

E-Mail to Edison 401(k) Savings Plan Participants (3/13/09)

Edison International Voting Scripts

SCE Voting Scripts

Registered and Edison 401(k) Savings Plan Shareholders

If your shares are held directly in your name with our transfer agent, Wells Fargo Shareowner Services, such as by holding an Edison International or SCE stock certificate or by having book entry of direct registration shares, you are considered a registered shareholder with respect to those shares. To vote your registered or Edison 401(k) Savings Plan shares, please click on the applicable voting link below and enter both the 3-digit company number and the 11-digit control number. If you received a notice or proxy materials in the mail, the company and control numbers appear in the upper right hand corner of your notice or proxy/voting instruction card. If you received proxy materials via e-mail, your company and control numbers are included in the e-mail you received.

Edison International SCE

Registered and 401(k) Shares Registered Shares

Vote Your Shares Vote Your Shares

Request Copies Request Copies

Held in Street Name

Most shareholders hold their shares in street name through a bank, broker or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name. If the notice or proxy materials you received instructed you to vote your shares held in street name at www.proxyvote.com, please click on the voting link below and enter the 12-digit control number that appears in the shaded box of your notice or proxy/voting instruction card. Other street name holders should follow the instruction provided by their bank, broker or other nominee.

Edison International or SCE Shares

Vote Your Shares or Request Copies

*Edison International and SCE expect to print at least 10,000,000 fewer pages of proxy materials than they printed in 2008 and, as a result, hope to save the equivalent of approximately: (i) 864 trees; (ii) total annual energy consumption of 15 homes; (iii) greenhouse gas emissions of 19 cars driven for one year; and (iv) three garbage trucks full of solid waste. These environmental impact estimates were made using the Environmental Paper Defense Calculator. For more information on the Environmental Paper Defense Calculator, please visit www.papercalculator.org.

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